Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 16, 2025, among ADTRAN, INC., a Delaware corporation (the “US Borrower”), ADTRAN NETWORKS SE, a European stock corporation incorporated under the law of the European Union and Germany (“ADVA”), ADTRAN HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders (as defined below) party hereto (constituting the Required Lenders) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the US Borrower, ADVA, Holdings, the lenders party thereto (such lenders party thereto as of the date hereof, the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of July 18, 2022 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the US Borrower and ADVA have informed the Administrative Agent and the Lenders that Holdings intends to issue unsecured convertible indebtedness pursuant to that certain Indenture, to be dated on or about September 19, 2025, by and between Holdings and U.S. Bank Trust Company, National Association in an amount not to exceed $230,000,000 (the “2025 Convertible Debt Issuance”), which exceeds the amount of Permitted Convertible Indebtedness permitted to be incurred pursuant to Section 9.1(r) of the Credit, the Net Cash Proceeds of which shall be used (a) to repay all outstanding Revolving Credit Loans of the US Borrower, together with accrued interest and other obligations thereon (the “Sixth Amendment Prepayment”), (b) for payment of fees, costs and expenses related to this amendment and to the 2025 Convertible Debt Issuance (including, for the avoidance of doubt, payment of the premium for any related Permitted Bond Hedge Transaction) and (c) to the extent of the excess after giving effect to the payments contemplated by clauses (a) and (b), to pledge and deposit with, or deliver to the Administrative Agent, for the benefit of the Lenders, cash or deposit account balances in the applicable Currency, to secure all Obligations (the “Sixth Amendment Cash Collateral”), which Sixth Amendment Cash Collateral may be used by the Borrower from time to time to consummate any Share Repurchase (as defined below) (the uses of proceeds described in the foregoing clauses (a) through (c), the “Permitted Uses”); and

WHEREAS, the US Borrower and ADVA have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto (the “Consenting Lenders”) have agreed, to amend the Existing Credit Agreement and consent to the 2025 Convertible Debt Issuance, as more specifically set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.
Amendment to Existing Credit Agreement. Effective as of, and subject to (i) the consummation of the 2025 Convertible Debt Issuance, (ii) receipt by the Administrative Agent of the Sixth Amendment Prepayment and the Sixth Amendment Cash Collateral and (iii) the terms and conditions set forth herein and in reliance upon the representations and warranties of the Credit Parties set forth herein:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended to delete the definition of “German Commitment Reduction Threshold” in its entirety; and

(b) Section 2.5(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“[Reserved]”

Section 2.
Limited Consent. Pursuant to Section 12.2 of the Existing Credit Agreement and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Credit Parties set forth herein:
(a)
notwithstanding (x) the cap set forth in Section 9.1(r)(i) of the Credit Agreement and (y) the requirements of Section 9.1(r)(i)(C) of the Credit Agreement to the contrary, but subject to compliance with clauses (A), (B), (D) and (E) of Section 9.1(r)(i), each Lender party hereto hereby consents to the 2025 Convertible Debt Issuance and agrees that the proceeds thereof may be used for the Permitted Uses; provided that such consent is limited to the extent specifically set forth herein and shall in no way serve to consent to future non-compliance or waive any existing or past non-compliance with any provisions of the Credit Agreement or any other Loan Document or any obligations of any Credit Party, other than as expressly set forth above; and
(b)
each Lender party hereto and the Administrative Agent hereby agree that any requirement under Section 2.4 of the Credit Agreement to deliver written notice to the Administrative Agent of the Sixth Amendment Prepayment is hereby waived. For the avoidance of doubt, the parties hereto acknowledge that the Sixth Amendment Prepayment shall not be accompanied by any reduction of Revolving Credit Commitments.
Section 3.
Conditions to Effectiveness. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Amendment Effective Date”):
(a)
Loan Documents. The Administrative Agent shall have received this Amendment, duly executed by Holdings, the Borrowers, the Administrative Agent and Lenders constituting the Required Lenders, which shall be originals or facsimiles (followed promptly by originals).
(b)
Consent Fee. The Borrowers shall have paid to the Administrative Agent (or its applicable affiliates), for the account of each Lender, consent fees (the “Consent Fees”) equal to 0.05% of the aggregate principal amount of the Revolving Credit Commitment of such Lender as of the Amendment Effective Date. The entire amount of the Consent Fees will be fully earned and will be due and payable in full in cash on the Amendment Effective Date.
(c)
Fees and Expenses. The Borrowers shall have paid all fees and expenses required to be paid on the Amendment Effective Date, solely, in the case of expenses, to the extent an invoice has been provided therefor or set forth on a funds flow approved by the US Borrower on or prior to the Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

Section 4.
Conditions Subsequent.
(a)
Sixth Amendment Prepayment. The US Borrower shall make the Sixth Amendment Prepayment within three (3) Business Days of receipt of the Net Cash Proceeds from the 2025 Convertible Debt Issuance.
(b)
Sixth Amendment Cash Collateral. Holdings shall provide the Sixth Amendment Cash Collateral to the Administrative Agent within three (3) Business Days of receipt of the Net Cash Proceeds from the 2025 Convertible Debt Issuance (or such later date as the Administrative Agent may agree in its sole discretion). It is acknowledged and agreed that, subject to and in accordance with the provisions of Section 9.1(r) of the Credit Agreement, Net Cash Proceeds of the 2025 Convertible Debt Issuance, including without limitation Net Cash Proceeds that constitute Sixth Amendment Cash Collateral, may be used to finance the purchase of additional outstanding shares of Equity Interests of ADVA not owned by Holdings and its Subsidiaries as of the First Amendment Effective Date that have been tendered by the shareholders of ADVA for purchase pursuant to § 5 para. 1 of the DPLTA (each, a “Share Repurchase”).

Any failure by the US Borrower or Holdings to comply with any of the foregoing requirements of this Section 4 shall constitute an immediate Event of Default.

Section 5.
Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Amendment, each Credit Party hereto represents and warrants to the Administrative Agent and the other Lenders on and as of the Amendment Effective Date that, in each case:
(a)
all of the representations and warranties set forth in Article VII of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the Amendment Effective Date after giving effect to this Amendment with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date);

(b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(c) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other Loan Documents executed on the Amendment Effective Date in connection herewith to which it is a party in accordance with their respective terms; and

(d) this Amendment and each other Loan Document executed on the Amendment Effective Date in connection herewith has been duly executed and delivered by the duly authorized officers of each Credit Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

Section 6.
Reference to and Effect on the Credit Agreement and the Loan Documents. Except as expressly provided herein, the Existing Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Existing Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Existing Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement.
Section 7.
Further Assurances. Each Credit Party agrees to, to the extent required by the Loan Documents, make, execute and deliver all such additional and further acts, things, deeds, instruments and documents as the Administrative Agent may reasonably require for the purposes of implementing or effectuating the provisions of this Amendment and the other Loan Documents.
Section 8.
Acknowledgement and Reaffirmation. Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party (as amended or otherwise modified pursuant to this Amendment), (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party (as amended or otherwise modified pursuant to this Amendment), and (c) agrees that each of the Loan Documents to which it is a party (as amended or otherwise modified pursuant to this Amendment) remains in full force and effect and is hereby ratified and confirmed.
Section 9.
Costs and Expenses. The Borrowers hereby reconfirm their obligations pursuant to Section 12.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
Section 10.
General Release.
(a)
In consideration of, among other things, the Administrative Agent’s and the Lenders’ execution and delivery of this Amendment, each of the Borrowers and the other Credit Parties, on behalf of itself and its Related Parties, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against the Administrative Agent (and any sub-agent thereof), each Lender and each Issuing Lender and their respective Related Parties, and their respective successors and assigns (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith. In entering into this Amendment, the Borrowers and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.
(b)
Each of the Borrowers and the other Credit Parties, on behalf of itself and its Related Parties and its successors, assigns, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrowers or any other Credit Party pursuant to Section 10(a) hereof.
(c)
Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations thereunder.
Section 11.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 12.
Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
Section 13.
Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.
Section 14.
Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their successors and permitted assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ADTRAN, INC., as US Borrower

By: /s/ Timothy Santo

Name: Timothy Santo

Title: President and Chief Financial Officer

ADTRAN NETWORKS SE, as German Borrower

By: /s/ Thomas Richard Stanton

Name: Thomas Richard Stanton

Title: Chief Executive Officer

By: /s/ Dr. Christoph Glingener

Name: Dr. Christoph Glingener

Title: Member of the executive board

ADTRAN HOLDINGS, INC., as Holdings

By: /s/ Timothy Santo

Name: Timothy Santo

Title: Senior Vice President, Chief Financial Officer, Secretary and Treasurer

By: /s/ Thomas Richard Stanton

Name: Thomas Richard Stanton

Title: Chief Executive Officer

ADTRAN, INC.

Sixth Amendment to Credit Agreement

Signature Page

wells fargo bank, national association, as Administrative Agent, Swingline Lender, an Issuing Lender and a Lender

By: /s/Patrick McGovern

Name: Patrick McGovern

Title: Senior Vice President

ADTRAN, INC.

Sixth Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as a Lender

By: /s/ Thomas M. Paulk

Name: Thomas M. Paulk

Title: Senior Vice President

ADTRAN, INC.

Sixth Amendment to Credit Agreement

Signature Page

FIRST HORIZON BANK, as a Lender

By: /s/ Brian Daniels

Name: Brian Daniels

Title: Senior Vice President

ADTRAN, INC.

Sixth Amendment to Credit Agreement

Signature Page

CITIBANK, N.A., as a Lender

By: /s/ Patrick Welden

Name: Patrick Welden

Title: Vice President, as authorized

ADTRAN, INC.

Sixth Amendment to Credit Agreement

Signature Page

HSBC BANK USA, N.A., as a Lender

By: /s/ Ketak Sampat

Name: Ketak Sampat

Title: Senior Vice President

ADTRAN, INC.

Sixth Amendment to Credit Agreement

Signature Page